Exhibit 99.3

Unaudited Pro Forma Financial Information

BASIS OF PRESENTATION

The following Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2007 and 2006, and the years ended December 31, 2006, 2005 and 2004 have been derived from NCR’s historical financial statements as if the disposal of the Teradata business via the spin-off occurred as of the beginning of the earliest period presented. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2007 is prepared as if the spin-off occurred as of June 30, 2007. Due to the spin-off of Teradata, when NCR issues financial statements for the period ending September 30, 2007, the historical results of Teradata will be reflected as a discontinued operation in accordance with the Statement of Financial Accounting Standards No. 144 (SFAS No. 144), Accounting for the Impairment or Disposal of Long-Lived Assets. In order to derive pro forma financial information, the historical results of NCR are adjusted to eliminate the assets, liabilities and results of operations of the Teradata business. Pro forma adjustments are described in the Notes To Unaudited Pro Forma Condensed Consolidated Financial Statements.

NCR’s unaudited pro forma financial statements are presented for illustrative and informational purposes only and are not intended to represent or be indicative of the financial condition or results of operations which would actually have been recorded if the Teradata spin-off had occurred during the periods presented. In addition, these unaudited pro forma financial statements are not intended to represent the Company’s financial position or results of operations for any future date or period. These historical unaudited pro forma financial statements should be read in conjunction with NCR’s Form 10-K for the year ended December 31, 2006 and Form 10-Q for the period ended June 30, 2007.

NCR Corporation

Unaudited Pro Forma Condensed Consolidated Statements of Operations

Six Months Ended June 30, 2007

In millions, except per share amounts	NCR Historical	Spin-off of Teradata (a)		NCR Pro Forma
Revenue
Product revenue	$1,515	$(399)		$1,116
Service revenue	1,440	(385)		1,055

Total revenue	2,955	(784)		2,171

Operating expenses
Cost of products	1,007	(142)		865
Cost of services	1,106	(226)		880
Selling, general and administrative expenses	528	(223	)(b,c)	305
Research and development expenses	116	(57)		59

Total operating expenses	2,757	(648)		2,109

Income from operations	198	(136)		62
Interest expense	12	—		12
Other income, net	(16)	—		(16)

Income from continuing operations before income taxes	202	(136)		66
Income tax expense	70	(46	)(d)	24

Net income from continuing operations	$132	$(90)		$42

Earnings per share from continuing operations
Basic	$0.73			$0.23
Diluted	$0.72			$0.23
Weighted average common shares outstanding
Basic	179.7			179.7
Diluted	182.4			182.4

See accompanying Notes To Unaudited Pro Forma Condensed Consolidated Financial Statements.

NCR Corporation

Unaudited Pro Forma Condensed Consolidated Statements of Operations

Six Months Ended June 30, 2006

In millions, except per share amounts	NCR Historical	Spin-off of Teradata (a)		NCR Pro Forma
Revenue
Product revenue	$1,442	$(373)		$1,069
Service revenue	1,372	(346)		1,026

Total revenue	2,814	(719)		2,095

Operating expenses
Cost of products	936	(129)		807
Cost of services	1,101	(201)		900
Selling, general and administrative expenses	509	(188	)(c)	321
Research and development expenses	118	(60)		58

Total operating expenses	2,664	(578)		2,086

Income from operations	150	(141)		9
Interest expense	12	—		12
Other income, net	(14)	—		(14)

Income before income taxes from continuing operations	152	(141)		11
Income tax expense (benefit)	33	(39	)(d)	(6)

Net income from continuing operations	$119	$(102)		$17

Earnings per share from continuing operations
Basic	$0.66			$0.09
Diluted	$0.64			$0.09
Weighted average common shares outstanding
Basic	181.4			181.4
Diluted	184.6			184.6

See accompanying Notes To Unaudited Pro Forma Condensed Consolidated Financial Statements.

NCR Corporation

Unaudited Pro Forma Condensed Consolidated Statements of Operations

Year Ended December 31, 2006

In millions, except per share amounts	NCR Historical	Spin-off of Teradata (a)		NCR Pro Forma
Revenue
Product revenue	$3,248	$(820)		$2,428
Service revenue	2,894	(740)		2,154

Total revenue	6,142	(1,560)		4,582

Operating expenses
Cost of products	2,095	(292)		1,803
Cost of services	2,281	(429)		1,852
Selling, general and administrative expenses	1,057	(403	)(c)	654
Research and development expenses	236	(117)		119

Total operating expenses	5,669	(1,241)		4,428

Income from operations	473	(319)		154
Interest expense	24	—		24
Other income, net	(29)	—		(29)

Income before income taxes from continuing operations	478	(319)		159
Income tax expense	96	(88	)(d)	8

Net income from continuing operations	$382	$(231)		$151

Earnings per share from continuing operations
Basic	$2.12			$0.84
Diluted	$2.09			$0.83
Weighted average common shares outstanding
Basic	180.0			180.0
Diluted	182.9			182.9

See accompanying Notes To Unaudited Pro Forma Condensed Consolidated Financial Statements.

NCR Corporation

Unaudited Pro Forma Condensed Consolidated Statements of Operations

Year Ended December 31, 2005

In millions, except per share amounts	NCR Historical	Spin-off of Teradata (a)		NCR Pro Forma
Revenue
Product revenue	$3,208	$(786)		$2,422
Service revenue	2,820	(681)		2,139

Total revenue	6,028	(1,467)		4,561

Operating expenses
Cost of products	2,057	(286)		1,771
Cost of services	2,240	(386)		1,854
Selling, general and administrative expenses	1,076	(385	)(c)	691
Research and development expenses	245	(120)		125

Total operating expenses	5,618	(1,177)		4,441

Income from operations	410	(290)		120
Interest expense	23	—		23
Other income, net	(9)	—		(9)

Income before income taxes from continuing operations	396	(290)		106
Income tax benefit	(133)	(77	)(d)	(210)

Net income from continuing operations	$529	$(213)		$316

Earnings per share from continuing operations
Basic	$2.86			$1.71
Diluted	$2.80			$1.67
Weighted average common shares outstanding
Basic	185.0			185.0
Diluted	189.1			189.1

See accompanying Notes To Unaudited Pro Forma Condensed Consolidated Financial Statements.

NCR Corporation

Unaudited Pro Forma Condensed Consolidated Statements of Operations

Year Ended December 31, 2004

In millions, except per share amounts	NCR Historical	Spin-off of Teradata (a)		NCR Pro Forma
Revenue
Product revenue	$3,164	$(728)		$2,436
Service revenue	2,820	(621)		2,199

Total revenue	5,984	(1,349)		4,635

Operating expenses
Cost of products	2,037	(287)		1,750
Cost of services	2,331	(354)		1,977
Selling, general and administrative expenses	1,141	(385	)(c)	756
Research and development expenses	242	(118)		124

Total operating expenses	5,751	(1,144)		4,607

Income from operations	233	(205)		28
Interest expense	23	—		23
Other income, net	(41)	—		(41)

Income before income taxes from continuing operations	251	(205)		46
Income tax benefit	(39)	(50	)(d)	(89)

Net income from continuing operations	$290	$(155)		$135

Earnings per share from continuing operations
Basic	$1.55			$0.72
Diluted	$1.51			$0.70
Weighted average common shares outstanding
Basic	187.6			187.6
Diluted	191.5			191.5

See accompanying Notes To Unaudited Pro Forma Condensed Consolidated Financial Statements.

NCR Corporation

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2007

In millions, except per share amounts	NCR Historical	Spin-off of Teradata (a)	Pro Forma Adjustments		NCR Pro Forma
Assets
Current assets
Cash and cash equivalents	$1,139	$—	$(258	)(b,e)	$881
Accounts receivable, net	1,385	(378)	—		1,007
Inventories, net	739	(35)	—		704
Other current assets	343	(72)	—		271

Total current assets	3,606	(485)	(258)		2,863

Property, plant and equipment, net	370	(69)	—		301
Goodwill	148	(89)	—		59
Prepaid pension cost	727	(4)	—		723
Deferred income taxes	336	(167)	—		169
Other assets	428	(96)	—		332

Total assets	$5,615	$(910)	$(258)		$4,447

Liabilities and stockholders’ equity
Current liabilities
Short-term borrowings	$1	$—	$—		$1
Accounts payable	516	(62)	(11	)(b)	443
Payroll and benefits liabilities	248	(66)	—		182
Deferred service revenue and customer deposits	556	(244)	—		312
Other current liabilities	515	(62)	—		453

Total current liabilities	1,836	(434)	(11)		1,391

Long-term debt	306	—	—		306
Pension and indemnity plan liabilities	477	(35)	—		442
Postretirement and postemployment benefits liabilities	448	(72)	—		376
Deferred income taxes	42	—	—		42
Income tax accruals	168	—	—		168
Other liabilities	174	—	—		174
Minority interests	17	—	—		17

Total liabilities	3,468	(541)	(11)		2,916

Stockholders’ equity
Preferred stock: par value $0.01 per share, 100.0 shares authorized, no shares issued and outstanding at June 30, 2007	—	—	—		—
Common stock: par value $0.01 per share, 500.0 shares authorized, 180.5 shares issued and outstanding at June 30, 2007	2	—	—		2
Paid-in capital	720	—	—		720
Retained earnings	2,032	(392)	(247	)(b,e)	1,393
Accumulated other comprehensive loss	(607)	23			(584)

Total stockholders’ equity	2,147	(369)	(247)		1,531

Total liabilities and stockholders’ equity	$5,615	$(910)	$(258)		$4,447

See accompanying Notes To Unaudited Pro Forma Condensed Consolidated Financial Statements.

NCR Corporation

Notes To Unaudited Pro Forma Condensed Consolidated Financial Statements (Unaudited)

(a)	Reflects the elimination of the financial results of operations, assets, liabilities and accumulated other comprehensive income amounts associated with Teradata due to the spin-off of Teradata to NCR shareholders.

(b)	The Company recognized $14 million in non-recurring costs related to Teradata spin-off for the six months ended June 30, 2007. Of these costs, $3 million was paid during the period and the balance was recorded as accounts payable. These non-recurring costs were primarily for legal, tax, accounting, other professional and consulting fees. The Company estimates it will incur an additional cost of approximately $ 47 million related to the spin-off in 2007. These costs are estimated to be paid during the second half of fiscal 2007 and have been shown as a reduction to pro forma retained earnings.

(c)	In accordance with Emerging Issues Task Force Issue No. 87-24 (EITF No. 87-24), Allocation of Interest to Discontinued Operations, certain corporate overhead expenses that are part of the Teradata carve out financial statements are not eliminated in arriving at the pro forma amounts as they will be ongoing expenses of NCR. These corporate overhead expenses are related primarily to general management, tax, investor relations, and public relations. These corporate overhead expenses are $2 million for the six months ended June 30, 2007; $3 million for the six months ended June 30, 2006; $7 million for the year ended December 31, 2006; $6 million for the year ended December 31, 2005; and $6 million for the year ended December 31, 2004.

(d)	This adjustment is to reflect the estimated income tax effects of the elimination of Teradata business as described in Note (a) and the pro forma adjustments in Notes (b) and (c) above.

(e)	Represents a capital contribution to Teradata by NCR of $200 million that occurred as a part of the Separation and Distribution Agreement between NCR and Teradata, shortly before the spin-off.

Note: On August 9, 2007, NCR was notified that the Internal Revenue Service (IRS) would likely issue an adverse ruling on the request concerning Teradata’s ability to continue to amortize (and deduct) certain research and development costs that had been capitalized by NCR for tax purposes under Section 59(e) of the Internal Revenue Code, subsequent to the transfer of the related intellectual property to Teradata. The potential adverse ruling only concerns the amortization of capitalized research and development after the intellectual property is transferred to Teradata and therefore, has no impact on the historic accounting for deferred income taxes by NCR as reflected in the accompanying pro forma financial statements. The Company is currently evaluating the impact of this ruling on continuing and discontinued operations for future periods.